Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, MUNICIPAL SERIES

INVESCO UNIT TRUSTS, TAXABLE INCOME SERIES

INSURED MUNICIPALS INCOME TRUST

INVESTORS' QUALITY TAX-EXEMPT TRUST

VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES

VAN KAMPEN MERRITT INSURED INCOME TRUST

VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST

VAN KAMPEN FOCUS PORTFOLIOS INSURED INCOME TRUST

VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES

VAN KAMPEN INSURED INCOME TRUST

VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES

Supplement

Notwithstanding anything to the contrary in the Registration Statement for each Trust, commencing September 22, 2022, Invesco Capital Markets, Inc., which also serves as the Sponsor of the Trust, replaced Invesco Investment Advisers LLC, as Evaluator. There is no change to the evaluation fee paid by each Trust.

Supplement Dated: September 21, 2022